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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (Form S-8, No. 33-75570 and Forms S-3, No. 333-2258 and No. 333-21913).


                                            /s/  ARTHUR ANDERSEN LLP

Las Vegas, Nevada
September 27, 2001



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